                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statements on Form S-8 (Nos. 333-88961 and 333-04763).

                                                             ARTHUR ANDERSEN LLP
San Jose, California
September 28, 2000